SUPPLEMENT TO

CALVERT SMALL CAP FUND

Calvert Equity and Asset Allocation Funds Prospectus Class A, B, C and Y dated January 31, 2013

Calvert Equity Funds Prospectus
Class I
dated January 31, 2013

Calvert Small Cap Fund Prospectus
Class Y
dated October 18, 2013

Date of Supplement: December 13, 2013

     The last sentence of the first paragraph under “Investments, Risks and Performance – Principal Investment Strategies” in the Fund Summary for Calvert Small Cap Fund is revised and restated as follows:

The Fund defines small companies as those with market capitalizations that fall within the range of the Russell 2000 Index. As of September 30, 2013, the market capitalization of the Russell 2000 Index companies ranged from $16 million to $4.8 billion with a weighted average level of $1.6 billion.